         MORGAN STANLEY INSTITUTIONAL FUND TRUST - ADVISORY PORTFOLIO II
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                   AMOUNT OF      % OF      % OF
                                      OFFERING        TOTAL          SHARES     OFFERING    FUNDS
  SECURITY     PURCHASE/    SIZE OF   PRICE OF      AMOUNT OF      PURCHASED   PURCHASED    TOTAL
 PURCHASED    TRADE DATE   OFFERING    SHARES        OFFERING       BY FUND     BY FUND    ASSETS       BROKERS      PURCHASED FROM
-----------   ----------   --------   --------   ---------------   ---------   ---------   ------   --------------   --------------

Federal        02/03/09       --       $99.921   $600,000,000.00   1,511,000     0.02%      1.73%   Citigroup         Citigroup
National                                                                                            Global
Mortgage                                                                                            Markets Inc.,
Association                                                                                         Goldman,
2.750% due                                                                                          Sachs & Co.,
2/5/2014                                                                                            J.P. Morgan
                                                                                                    Securities
                                                                                                    Inc.,
                                                                                                    Barclays
                                                                                                    Capital Inc.,
                                                                                                    Deutsche Bank
                                                                                                    Securities
                                                                                                    Inc., Morgan
                                                                                                    Stanley & Co.
                                                                                                    Incorporated,
                                                                                                    UBS
                                                                                                    Securities LLC